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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 4, 2000



                           METRETEK TECHNOLOGIES, INC.
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                                 0-19793                84-11698358
----------------------------     ------------------------    -------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
OF INCORPORATION)                                            IDENTIFICATION NO.)



                1675 Broadway, Suite 2150, Denver, Colorado 80202
               ---------------------------------------------------
               (Address Of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (303) 592-5555
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         See Item 5. In the opinion of management of Metretek Technologies, Inc., a Delaware corporation (the "Company"), the transactions described in Item 5 do not constitute a "change in control" of the Company.

ITEM 5. OTHER EVENTS.

THE PRIVATE PLACEMENT

         GENERAL DESCRIPTION. On February 4, 2000, Metretek Technologies, Inc., a Delaware corporation (the "Company"), completed a private placement of 7,000 units ("Units"), at a purchase price of $2,000 per Unit, for an aggregate purchase price of $14,000,000 in cash (the "Private Placement"). Each Unit consisted of 200 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), one share of the Company's Series B Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), and warrants ("Warrants") to purchase 100 shares of Common Stock. The Company issued 1,450 Units on December 9, 1999 and 5,550 Units on February 4, 2000. In the aggregate, the Company issued in the Private Placement 1,400,000 shares of Common Stock, 7,000 shares of Series B Preferred Stock and Warrants to purchase 700,000 shares of Common Stock. The Units were issued to certain institutional investors and other "accredited investors" (collectively, the "Unit Purchasers"), as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Securities Purchase Agreement, dated as of December 9, 1999, as amended December 21, 1999 (the "Securities Purchase Agreement"), between the Company and the Unit Purchasers. The Private Placement was approved and ratified by the stockholders of the Company at a Special Meeting of the Stockholders held on February 3, 2000.

         On February 3, 2000, immediately prior to the closing of the Private Placement, 3,824,225 shares of Common Stock were outstanding. On February 4, 2000, immediately subsequent to the closing of the Private Placement, 4,934,225 shares of Common Stock were outstanding. The names of, and the amounts and percentages of beneficial ownership of the Company's securities held by, the Unit Purchasers are set forth in the "Shelf Registration Statement" (as defined below).

         The primary purpose of the Private Placement was to raise capital to enable the Company to develop PowerSpring, Inc. ("PowerSpring"), the Company's wholly-owned subsidiary which was formed to launch the Company's Internet-based business to business energy services hub. In furtherance of its Internet-based business strategy, the Company entered into a strategic relationship with Scient Corporation ("Scient"), a leading eBusiness systems and strategy advisor, to assist PowerSpring in designing, developing and creating an Internet-based business. The goal of PowerSpring is to provide comprehensive energy consumption data and a broad array of additional information designed to facilitate the purchase and management of natural gas by commercial users of natural gas. PowerSpring also intends to provide commercial electricity users with a mechanism to manage their energy needs and reduce their electricity costs. The Company's initial focus is the development of a website to provide a single source of information and services for commercial energy users.

         The Company estimates that this initial development phase of its Internet-based business will require estimated expenditures of between $5,000,000 and $7,000,000, consisting of consulting fees and expenses payable to Scient and costs of acquiring the requisite technology, including hardware and


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software, as well as research and development costs. The Company expects that after this initial development stage is completed and its website is launched (which is currently scheduled for the second quarter of 2000), the further development and growth of PowerSpring, including staffing, organizational and start-up expenses, marketing costs and additional capital expenditures, will require significant additional funds. In order to so develop and expand PowerSpring, the Company will need to raise significant additional funds, beyond the proceeds of the Private Placement, from the proceeds of public or private equity financing, debt financing or from other sources. Any such capital raising will be subject to the consent of the Company's lender on its credit facility, if its credit facility is then in effect. In addition, such capital raising will be subject to any required consents from the holders of Series B Preferred Stock, as described below. There can be no assurance that such additional funds will be available to the Company in the future or that, if available, such funds can be obtained on terms favorable to the Company, and on terms acceptable to the Company's lender, if its consent is required, and on terms acceptable to the holders of the Series B Preferred Stock, if their consent is required. The inability of the Company to raise sufficient additional funds, beyond the proceeds of the Private Placement, to meet the capital requirements of PowerSpring could have a material adverse effect on its business, financial condition and results of operations.

         The Company used a portion of the proceeds of the private placement to repay its outstanding indebtedness (approximately $2,100,000 as of December 9, 1999) under its credit facility. The remaining proceeds of the Private Placement will be used for general corporate and working capital purposes and the expansion of its business operations.

         TRANSFER RESTRICTIONS. The issuance of the shares of Common Stock, the shares of Series B Preferred Stock and the Warrants in the Private Placement, including the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and upon exercise of the Warrants, has not been registered under the Securities Act or any state securities laws. Such securities may not be offered, sold or otherwise transferred by the holders thereof unless such offer, sale or transfer is registered under the Securities Act and applicable state securities laws, or made pursuant to valid exemption from such registration requirements. All securities issued in the Private Placement bear or will initially bear a legend to that effect.

         REGISTRATION RIGHTS. Concurrently with and pursuant to the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement, dated as of December 9, 1999 (the "Registration Rights Agreement"), with the Unit Purchasers. Pursuant to the terms of the Registration Rights Agreement, the Company filed a Form S-3 "shelf" registration statement (the "Shelf Registration Statement") with the Securities and Exchange Commission covering the resale of
(i) the shares of Series B Preferred Stock issued in the Private Placement, and
(ii) the shares of Common Stock issued in the Private Placement, and the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and upon exercise of the Warrants included in the Units (collectively, the "Registrable Securities"). If the Shelf Registration Statement (i) has not become effective on or prior to May 9, 2000, or (ii) is filed and declared effective but its effectiveness is suspended for any reason (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) for a period of time (including any suspension period as discussed below) which exceeds 30 days in the aggregate, then the Company will be required to pay liquidated damages to each holder of Registrable Securities. The amount of liquidated damages payable during any period in which a registration default shall have occurred and be continuing is that amount which is equal to $1.00 per 1,000 shares of Registrable Securities per week and shall increase by an amount equal to $0.10 per 1,000 shares of Registrable Securities at the end of each subsequent two week period up to a maximum of $3.20. In addition, pursuant to the Registration Rights Agreement, the holders of Registrable

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Securities have certain "piggyback" registration rights in connection with registration statements filed by the Company, on its own behalf or on behalf of any of its stockholders, with respect to the Registrable Securities. The Company will pay all expenses, other than underwriting and brokerage discounts and commissions and other selling expenses, of all such registrations.

         BOARD REPRESENTATION. Pursuant to the terms of the Securities Purchase Agreement and the Series B Preferred Stock, the holders of a majority of the outstanding shares of Series B Preferred Stock, voting together as a separate class, are entitled to elect one member of the Company's Board of Directors, so long as an aggregate of at least 2,000 shares of Series B Preferred Stock remain outstanding. In addition, in the event the Company fails to redeem the Series B Preferred Stock in accordance with its terms, the holders of the Series B Preferred Stock will have the right to elect a majority of the Company's Board of Directors until such time as all shares of Series B Preferred Stock have been redeemed by the Company.

         INDEMNIFICATION. The Company has agreed to indemnify and hold harmless each Purchaser and its respective affiliates, and their employees, officers, partners, members, directors and agents, from and against any and all losses, claims, damages, liabilities, costs and expenses in connection with or arising out of any breach by the Company of any of its representations, warranties or covenants in the Securities Purchase Agreement or in the related agreements or any third party proceeding in connection therewith.

         EXPENSES. The Company paid all reasonable, documented, out-of-pocket fees and expenses actually incurred by the Purchasers in connection with the Private Placement.

TERMS OF THE SERIES B PREFERRED STOCK

         The holders of the Series B Preferred Stock are entitled to significant rights, preferences and privileges as a result of their investment in the Company. These rights, preferences and privileges are summarized below. The terms of the Series B Preferred Stock are set forth in the Company's Second Restated Certificate of Incorporation (the "Second Restated Certificate"). The following summary of certain key terms of the Series B Preferred Stock is not complete and is qualified in its entirety by, and should be read in conjunction with, the Second Restated Certificate.

         AMOUNT. The Company has authorized a total of 1,000,000 shares of Series B Preferred Stock, of which 7,000 shares were issued in the Private Placement.

         DIVIDENDS. The holders of shares of Series B Preferred Stock are entitled, in preference to the holders of any other class of capital stock of the Company, to receive cash dividends on a quarterly basis, at the rate per annum of 8%, when, as and if declared by the Company. The dividends on the Series B Preferred Stock are cumulative and so long as at least 1,000 shares of Series B Preferred Stock are outstanding and such dividends have not been paid in full, no dividends shall be paid or declared on, and the Company cannot purchase, redeem or acquire, any shares of Common Stock or any other class of capital stock of the Company ranking junior to or on parity with the Series B Preferred Stock. In addition, in the event that the Company declares or pays any cash or Common Stock dividends on the Common Stock, the Company must also declare and pay to the holders of the Series B Preferred Stock, the same dividends or distributions based upon the number of shares of Common Stock into which the shares of Series B Preferred Stock are then convertible.

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         LIQUIDATION PREFERENCE. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of Series B Preferred Stock will be entitled to receive, out of the assets of the Company available for distribution to stockholders, before any payment or distribution will be paid on any Common Stock or any other class of stock ranking on liquidation junior to the Series B Preferred Stock, an amount in cash equal to $1,000 per share of Series B Preferred Stock held by such holder, plus accrued but unpaid dividends, if any (the "Liquidation Preference"). In the event the assets of the Company available for distribution to the holders of Series B Preferred Stock are insufficient to permit payment in full of the Liquidation Preference, then all such assets will be distributed ratably among the holders of the Preferred Stock. If the holders of Series B Preferred Stock would have received more than the Liquidation Preference if they had converted their Series B Preferred Stock into Common Stock immediately prior to the liquidation event, then they will receive such greater amount.

         REDEMPTION. On December 9, 2004, the Company is required to redeem all outstanding shares of Series B Preferred Stock at a purchase price per share equal to the Liquidation Preference.

         In addition, the holders of Series B Preferred Stock may, by majority vote, elect either to participate in, or to have their shares of Series B Preferred Stock redeemed upon the occurrence of, any of the following "extraordinary transactions":

         - certain mergers or consolidations of the Company;

         - the sale or transfer of all or substantially all of the properties and assets of the Company;

         - any purchase by any person or group of capital stock of the Company causing such person or group to own a majority of the voting power of the Company; or

         - the redemption or repurchase of a majority of the voting power of the capital stock of the Company.

         Furthermore, in the event that, at any time commencing after December 9, 2000, the market price of the Common Stock equals or exceeds 200% of the Conversion Price (as defined below) then in effect for 20 out of a period of 30 consecutive trading days, then the Company will have the right to redeem the Series B Preferred Stock at a purchase price per share equal to the Liquidation Preference.

         CONVERSION RIGHTS. After June 9, 2000, each share of Series B Preferred Stock will be convertible, at the option of the holder thereof, into the number of shares of Common Stock equal to the Liquidation Preference divided by the "Conversion Price" per share then in effect. The initial "Conversion Price" is $5.9334 (the "Initial Conversion Price"), which equals approximately 168 shares of Common Stock per share of Series B Preferred Stock, based upon a Liquidation Preference of $1,000 per share of Series B Preferred Stock. On December 9, 2000, the Conversion Price will be reset to the lower of (i) the Initial Conversion Price, (ii) the Conversion Price then in effect, if it has been adjusted pursuant to the anti-dilution provision of the Series B Preferred Stock discussed below, or (iii) 110% of the sum of (a) the average closing bid price of the Common Stock for the 30 trading days immediately preceding such date, plus (b) the fair market value of any securities, cash or assets (other than dividends paid exclusively in cash or Common Stock) distributed to the holders of Series B Preferred Stock, but the Conversion Price will not, in any event, be reduced by more than 50% of the Conversion Price then in effect. Therefore, if the Series B Preferred Stock is not converted into

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Common Stock prior to December 9, 2000, the Series B Preferred Stock may become convertible into Common Stock at a rate which is below the prevailing market price of the Common Stock on that date. If the Conversion Price is so adjusted, then the holders of Series B Preferred Stock will not be permitted, for a period of 90 days after the adjustment, sell, pledge or transfer any capital stock of the Company, or, for a period of 30 days after the adjustment, purchase (although they can convert their Series B Preferred Stock or exercise their Warrants) any shares of Common Stock to cover any "short" position.

         The Conversion Price, and the number of shares of Common Stock of the Company (or the number and kind of other securities or rights) into which each share of Series B Preferred Stock is convertible, are also subject to adjustment pursuant to the anti-dilution provisions of the Series B Preferred Stock as set forth in the Second Restated Certificate. These anti-dilution provisions include the following:

              - If the number of shares of Common Stock outstanding is increased by a stock dividend or other distribution payable in shares of Common Stock, or by a subdivision or split-up of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Price will be proportionally decreased so that the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall be increased in proportion to the increase of outstanding shares of Common Stock.

              - If the number of shares of Common Stock outstanding is decreased by a combination or reverse split of the outstanding shares of Common Stock, then the Conversion Price will be proportionately increased so that the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

              - If the Company issues any shares of Common Stock at a price, or any options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock (other than certain shares and options to officers, director or employees under the Company's employee plans, certain shares issuable upon the exercise of outstanding warrants or other rights, or securities issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants) at a purchase price, conversion price or exercise price (as applicable), per share less than the greater of the market price of the Common Stock or the Conversion Price in effect immediately prior to such issuance, then the Conversion Price will be reduced pursuant to a "weighted price anti-dilution" formula, thereby entitling the holders of the Series B Preferred Stock to receive additional shares of Common Stock upon conversion.

              - If the Company distributes to all holders of shares of Common Stock evidences of its indebtedness, shares of any class or series of capital stock, other securities, cash or assets (excluding cash dividends or distributions of shares of its Common Stock), then, if they so elect by majority vote, the holders of outstanding shares of Series B Preferred Stock will be entitled to either (i) receive upon conversion, in addition to shares of Common Stock, the consideration they would have received if they had converted their holdings of Series B Preferred Stock into Common Stock as of the payment date, or
                  (ii) have the Conversion Price of the Series B Preferred Stock proportionately reduced.

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         GENERAL VOTING RIGHTS. The holders of the Series B Preferred Stock are not entitled to vote on matters presented to the holders of Common Stock generally, except as expressly provided by law or in the Second Restated Certificate.

         SPECIAL CLASS VOTING RIGHTS - BOARD REPRESENTATION. The holders of the Series B Preferred Stock, voting together as a separate class, have the right to elect one member of the Company's Board of Directors, so long as at least 2,000 shares of Series B Preferred Stock remain outstanding. All other directors will be elected by the holders of Common Stock and of any other class of capital stock of the Company that has the right to vote in the election of directors.

         In addition, in the event the Company fails for any reason to redeem the Series B Preferred Stock in full in accordance with its terms, then the size of the Board of Directors will be increased to allow the holders of the Series B Preferred Stock to elect a sufficient number of additional directors to constitute a majority of the Board of Directors, to serve until the Company pays in full the redemption price for the shares of Series B Preferred Stock to be redeemed. Thereafter, the size of the Board of Directors will be reduced to its size in effect prior to the redemption default.

         SPECIAL CLASS VOTING RIGHTS -- RIGHT TO VETO CERTAIN TRANSACTIONS. So long as at least 1,000 shares of Series B Preferred Stock remain outstanding, the Company may not, without the consent of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding, voting as a single class, take any of the following actions:

         - enter into any merger, consolidation, recapitalization, reorganization or like transaction involving the Company or any of its subsidiaries;

         - liquidate or dissolve the Company;

         - sell or transfer all or substantially all of the assets or properties of the Company;

         - dispose of assets in one or more transactions for consideration in excess of $1,000,000 without approval of the Board of Directors of the Company; or

         - incur indebtedness for money borrowed, except for borrowings under the Company's primary credit agreement of up to $3,000,000.

         In addition, so long as any shares of Series B Preferred Stock remain outstanding, the Company may not, without the consent of the holders of at least a majority of the shares then outstanding, voting as a single class, take any of the following actions:

         - issue any equity security, or securities exchangeable or convertible into equity securities or measured by the Company's earnings or profit, other than (1) Series C Preferred Stock or (2) securities of the Company or its Internet subsidiaries that rank junior to the Series B Preferred Stock as to liquidation, dividend and redemption rights;

         - redeem, repurchase or otherwise acquire for value any equity security of the Company (other than redemption of the Series B Preferred Stock in accordance with its terms); or

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         - amend the Certificate of Incorporation, By-Laws or other charter documents of the Company or any of its subsidiaries.

WARRANTS

         Each Warrant included in the Units sold in the Private Placement entitles the holder thereof to purchase one share of Common Stock at the then current "Exercise Price". The Warrants are initially exercisable at an exercise price equal to $6.7425 per share of Common Stock (the "Initial Exercise Price"). The Initial Exercise Price will be reset on December 9, 2000 to the lower of (i) the Initial Conversion Price, (ii) the Exercise Price then in effect, if it has been adjusted pursuant to the anti-dilution provision of the Warrants, or (iii) 125% of the average closing bid price of the Common Stock for the 30 trading days immediately preceding such date. The Exercise Price is subject to further adjustment pursuant to certain anti-dilution provisions, which are substantially the same as the anti-dilution provisions of the Series B Preferred Stock described in "Terms of the Series B Preferred Stock - Conversion Rights" above. The Warrants are immediately detachable from the Units, can be exercised at any time after March 9, 2000, and expire December 9, 2004. In lieu of paying the Exercise Price in cash, holders of Warrants may exercise such Warrants by delivering to the Company shares of Common Stock of the Company with a fair market value equal to the Exercise Price. Alternatively, holders of Warrants may make a "cashless" exercise of the Warrants and recover, upon exercise and without making any payments (of cash, Common Stock or any other asset), a "net" number of shares of Common Stock determined by a formula based on the amount the trading price of the Common Stock exceeds the Exercise Price then in effect.

LISTING OF SECURITIES ISSUED

         Neither the Series B Preferred Stock nor the Warrants issued in the Private Placement are listed on the Nasdaq Stock Market, any national securities exchange or any other stock market, stock exchange or stock trading system. The Common Stock issued as part of the Units, as well as the shares of Common Stock issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants, are being listed on the Nasdaq National Market.

PRIVATE PLACEMENT AGENT

         The Company engaged First Albany Corporation ("First Albany") to serve as its exclusive placement agent in connection with the Private Placement. The Company paid First Albany a fee equal to two percent (2%) of the gross proceeds received by the Company in the Private Placement, plus customary fees and expenses, and issued to First Albany warrants to purchase 30,000 shares of Common Stock at an exercise price of $14.50 per share, exercisable from date of grant for four (4) years.

SPECIAL MEETING OF THE STOCKHOLDERS

         The Company's Common Stock is listed on the Nasdaq National Market. Due to certain rules of the Nasdaq Stock Market, Inc., the Company submitted the Private Placement to its stockholders for their ratification and approval. Stockholder approval of the Private Placement was not otherwise

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required as a matter of Delaware law or other applicable laws or rules or by the
Company's Second Restated Certificate or By-Laws.

         At the Special Meeting of Stockholders of the Company held on February 3, 2000 (the "Special Stockholders Meeting"), the stockholders of the Company approved and ratified the following:

         - the issuance and sale in the private placement of (i) up to 1,400,000 shares of Common Stock, (ii) up to 7,000 shares of the Company's Series B Preferred Stock, and (iii) Warrants to purchase up to 7,000 shares of the Company's Common Stock;

         - the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock, in accordance with the terms of the Series B Preferred Stock; and

         - the issuance of shares of Common Stock upon the exercise of the Warrants, in accordance with the terms of the Warrants.

         In addition, at the Special Stockholders Meeting, the stockholders approved the following items:

         - An amendment to Article FOURTH of the Company's Restated Certificate of Incorporation, as amended, to (a) increase the authorized number of shares of the Company's Preferred Stock, par value $.01 per share, by 1,000,000 shares to an aggregate of 3,500,000 shares; (b) eliminate the Company's Series A Preferred Stock, of which no shares were outstanding; (c) amend the terms of the Series B Preferred Stock to provide the holders of Series B Preferred Stock with majority board representation upon the occurrence of a redemption default; and
           (d) eliminate references to prior reverse stock splits.

         - An amendment to the Company's 1998 Stock Incentive Plan (the "1998 Plan") to (a) increase the number of shares of Common Stock authorized for issuance under the 1998 Plan by 500,000 shares to an aggregate of 750,000 shares; and (b) increase the limit on the maximum number of shares with respect to which awards may be granted during any calendar year to any individual participant under the 1998 Plan from 25,000 shares to 100,000 shares.

         After filing the Amendment to Article FOURTH of its Restated Certificate of Incorporation, as amended, as approved at the Special Stockholders Meeting, the Company filed its Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on February 7, 2000 for the sole purpose of restating and integrating without further amending the provisions of its Restated Certificate of Incorporation, as theretofore amended.

FAIRNESS OPINION OF FINANCIAL ADVISOR

         In connection with the Private Placement, the Company received the opinion of Hanifen, Imhoff Inc. to the effect that, based on and subject to the assumptions made, matters considered and limits on review set forth in Hanifen's opinion, the consideration received by the Company from the investment contemplated by the Securities Purchase Agreement was fair to the Company from a financial point of

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view. The full text of the opinion of Hanifen, dated December 22, 1999, was attached as Appendix B to the Proxy Statement for the Special Stockholders Meeting.

AMENDMENT TO STOCKHOLDER RIGHTS AGREEMENT

         On December 9, 1999, the Company amended its Rights Agreement between the Company and American Securities Transfer & Trust, Inc. (the "Rights Agreement") to prevent the Private Placement, including the Unit Purchasers' acquisition of the Common Stock, Series B Preferred Stock and the Warrants included in the Units, and the Unit Purchasers' acquisition of Common Stock upon conversion of the Series B Preferred Stock or upon exercise of the Warrants, from triggering the protections contained in the Rights Agreement.

AMENDMENT TO CREDIT FACILITY

         In connection with the Private Placement, the Company and National Bank of Canada, the Company's lender under its credit facility (the "Lender"), entered into the Third Amendment to Loan and Security Agreement and Loan Documents (the "Loan Amendment"). Pursuant to the Loan Amendment, the Lender waived all applicable restrictions and limitations in the credit facility relating to the Private Placement, other than the right of the Company to redeem the Series B Preferred Stock, and redefined certain covenants of the Company to include the Series B Preferred Stock in the Company's tangible net worth.

FORWARD LOOKING STATEMENTS

         This Form 8-K contains certain forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, the Company may publish or otherwise make available forward-looking statements of this nature. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements or historical facts. The words "may", "could", "will", "project", "intend", "continue", "believe", "anticipate", "estimate", "expect" and similar predictive, future tense or forward-looking terminology, are intended to identify forward-looking statements. Examples of forward-looking statements include statements regarding, among other matters, the Company's plans, intentions, beliefs and expectations with respect to its future prospects, including PowerSpring, and the Company's ability to raise sufficient additional capital, from the sale of equity, debt, assets or otherwise, to successfully develop and market PowerSpring. Such forward-looking statements are based on the current plans, intentions, beliefs and expectations of management as well as assumptions made by and information currently available to management. Forward-looking statements are not guarantees of future performance or events but are subject to, and are qualified by, risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. These risks and uncertainties include, but are not limited to:

         - the Company's ability to successfully develop and implement an Internet-based business;

         - the emergence and growth of a market for online energy information and services;

         - the success of the Company's strategic relationships;

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         - changes in the energy industry in general and the natural gas and electricity industry in particular;

         - the Company's ability to successfully implement, and the market's acceptance of, its PowerSpring offering;

         - the ability of the Company to raise sufficient funds to finance PowerSpring;

         - the impact of current and future laws and government regulations affecting the energy industry in general and the natural gas and electricity industry in particular; and

         - other risks and uncertainties that are discussed in this Form 8-K or that are discussed from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

The Company does not intend, and assumes no responsibility or duty, to update any oral or written forward-looking statements made by the Company.

SUMMARY

         The foregoing summary of the provisions of the Securities Purchase Agreement, the Second Restated Certificate, the Registration Rights Agreement, the Warrants, the Loan Amendment and the amendment to the Rights Agreement is qualified in its entirety by reference to, and should be read in conjunction with, such documents, which are exhibits to this Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  EXHIBITS

         4.1 Securities Purchase Agreement, dated as of December 9, 1999, as amended December 21, 1999, by and among Metretek Technologies, Inc. and certain purchasers of securities of Metretek Technologies, Inc., (the "Unit Purchasers"). (Incorporated by reference to Exhibit 4.1 to the Company's Form 8-K filed on December 22, 1999).

         4.2 Second Restated Certificate of Incorporation of Metretek Technologies, Inc. (Incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-3, Registration No. 333-96369).

         4.3 Form of Common Stock Purchase Warrant issued to the Unit Purchasers. (Incorporated by reference to Exhibit 4.3 to the Company's Form 8-K filed on December 22, 1999).

         4.4 Registration Rights Agreement, dated as of December 9, 1999, by and among Metretek Technologies, Inc. and the Unit Purchasers. (Incorporated by reference to Exhibit 4.4 to the Company's Form 8-K filed on December 22, 1999).

         4.5 Amendment No. 2 to Rights Agreement, dated as of December 9, 2000, between Metretek Technologies, Inc. and American Securities Transfer & Trust, Inc. (Incorporated by reference to Exhibit 1 to Metretek's Form 8-A/A Amendment No. 4 filed December 22, 1999).

         10.1 Third Amendment to Loan and Security Agreement and Loan Documents, dated as of December 16, 1999 but effective as of December 8, 1999, among National Bank of Canada, Metretek Technologies, Inc., Southern Flow Companies, Inc., Metretek, Incorporated and Sigma VI, Inc. (Incorporated by reference to
               Exhibit 10.1 to the Company's Form S-3, Registration No. 333-96369).

         10.2 Metretek Technologies, Inc. 1998 Stock Incentive Plan, amended and restated as of February 3, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      METRETEK TECHNOLOGIES, INC.



                                      By: /s/ W. Phillip Marcum
                                          -------------------------------------
                                          W. Phillip Marcum
                                          President and Chief Executive Officer


Dated: February 22, 2000

                           METRETEK TECHNOLOGIES, INC.
                                    FORM 8-K

                             DATED FEBRUARY 4, 2000

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.    DESCRIPTION
-----------    -----------

4.1 Securities Purchase Agreement, dated as of December 9, 1999, as amended December 21, 1999, by and among Metretek Technologies, Inc. and certain purchasers of securities of Metretek Technologies, Inc., (the "Unit Purchasers"). (Incorporated by reference to Exhibit 4.1 to the Company's Form 8-K filed on December 22, 1999).

4.2 Second Restated Certificate of Incorporation of Metretek Technologies, Inc. (Incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-3, Registration No. 333-96369).

4.3 Form of Common Stock Purchase Warrant issued to the Unit Purchasers. (Incorporated by reference to Exhibit 4.3 to the Company's Form 8-K filed on December 22, 1999).

4.4 Registration Rights Agreement, dated as of December 9, 1999, by and among Metretek Technologies, Inc. and the Unit Purchasers. (Incorporated by reference to Exhibit 4.4 to the Company's Form 8-K filed on December 22, 1999).

4.5 Amendment No. 2 to Rights Agreement, dated as of December 9, 2000, between Metretek Technologies, Inc. and American Securities Transfer & Trust, Inc. (Incorporated by reference to Exhibit 1 to Metretek's Form 8-A/A Amendment No. 4 filed December 22, 1999).

10.1 Third Amendment to Loan and Security Agreement and Loan Documents, dated as of December 16, 1999 but effective as of December 8, 1999, among National Bank of Canada, Metretek Technologies, Inc., Southern Flow Companies, Inc., Metretek, Incorporated and Sigma VI, Inc. (Incorporated by reference to
               Exhibit 10.1 to the Company's Form S-3, Registration No. 333-96369).

10.2 Metretek Technologies, Inc. 1998 Stock Incentive Plan, amended and restated as of February 3, 2000.